Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Thomas A. West, President and Chief Executive Officer of Intersect ENT, Inc. (the “Company”) and Richard A. Meier, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:
1.The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act, and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned have set their hands hereto as of the 9th day of March, 2021.

/S/ THOMAS A. WEST
Thomas A. West President and Chief Executive Officer (Principal Executive Officer)

/S/ RICHARD A. MEIER
Richard A. Meier Chief Financial Officer (Principal Accounting and Financial Officer)
This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.